Quarterly Performance Summary
Truist Financial Corporation
Third Quarter 2025

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
	2025	2025	2025	2024	2024	2025	2024
Summary Income Statement
Interest income	$6,286	$6,154	$5,988	$6,179	$6,352	$18,428	$18,887
Plus: Taxable-equivalent adjustment	51	48	48	51	55	147	161
Interest income - taxable equivalent(1)	6,337	6,202	6,036	6,230	6,407	18,575	19,048
Interest expense	2,657	2,567	2,481	2,589	2,750	7,705	8,386
Net interest income	3,629	3,587	3,507	3,590	3,602	10,723	10,501
Net interest income - taxable equivalent(1)	3,680	3,635	3,555	3,641	3,657	10,870	10,662
Provision for credit losses	436	488	458	471	448	1,382	1,399
Net interest income after provision for credit losses	3,193	3,099	3,049	3,119	3,154	9,341	9,102
Noninterest income	1,558	1,400	1,392	1,470	1,483	4,350	(2,283)
Noninterest expense	3,014	2,986	2,906	3,035	2,927	8,906	8,974
Income (loss) before income taxes	1,737	1,513	1,535	1,554	1,710	4,785	(2,155)
Provision (benefit) for income taxes	285	273	274	265	271	832	(821)
Net income (loss) from continuing operations	1,452	1,240	1,261	1,289	1,439	3,953	(1,334)
Net income (loss) from discontinued operations	—	—	—	(13)	3	—	4,898
Net income	1,452	1,240	1,261	1,276	1,442	3,953	3,564
Noncontrolling interests from discontinued operations	—	—	—	—	—	—	22
Preferred stock dividends and other	104	60	104	60	106	268	289
Net Income available to common shareholders	1,348	1,180	1,157	1,216	1,336	3,685	3,253
Net income available to common shareholders - adjusted(1)	1,348	1,193	1,158	1,211	1,307	3,699	3,758
Additional Income Statement Information
Revenue	5,187	4,987	4,899	5,060	5,085	15,073	8,218
Revenue - taxable equivalent(1)	5,238	5,035	4,947	5,111	5,140	15,220	8,379
Pre-provision net revenue - unadjusted(1)	2,224	2,049	2,041	2,076	2,213	6,314	(595)
Pre-provision net revenue - adjusted(1)	2,251	2,095	2,080	2,080	2,222	6,426	6,386
Key Metrics
Earnings:
Earnings per share-basic from continuing operations(2)	$1.05	$0.91	$0.88	$0.93	$1.00	$2.85	$(1.21)
Earnings per share-basic	1.05	0.91	0.88	0.92	1.00	2.85	2.44
Earnings per share-diluted from continuing operations(2)	1.04	0.90	0.87	0.92	0.99	2.82	(1.21)
Earnings per share-diluted	1.04	0.90	0.87	0.91	0.99	2.82	2.44
Earnings per share-adjusted diluted(1)	1.04	0.91	0.87	0.91	0.97	2.83	2.79
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52	1.56	1.56
Common shareholders’ equity per share	46.70	45.70	44.85	43.90	44.46
Tangible common shareholders’ equity per share(1)	32.57	31.63	30.95	30.01	30.64
End of period shares outstanding	1,279,246	1,289,435	1,309,539	1,315,936	1,327,521
Weighted average shares outstanding-basic	1,280,571	1,292,292	1,307,457	1,317,017	1,334,212	1,293,341	1,335,812
Weighted average shares outstanding-diluted	1,296,666	1,305,005	1,324,339	1,333,701	1,349,129	1,308,676	1,335,812
Return on average assets	1.06%	0.93%	0.96%	0.96%	1.10%	0.98%	0.91%
Return on average common shareholders’ equity	9.0	8.1	8.1	8.4	9.1	8.4	7.9
Return on average tangible common shareholders’ equity(1)	13.6	12.3	12.3	12.9	13.8	12.8	13.4
Net interest margin - taxable equivalent(1)	3.01	3.02	3.01	3.07	3.12	3.01	3.01
Efficiency ratio-unadjusted(2)	58.1	59.9	59.3	60.0	57.5	59.1	NM
Efficiency ratio-adjusted(1)(2)	55.7	57.1	56.4	57.7	55.2	56.4	55.8
Fee income ratio-unadjusted(2)	30.0	28.1	28.4	29.0	29.2	28.9	NM
Fee income ratio-adjusted(1)(2)	29.7	28.1	28.2	28.8	28.9	28.7	29.1
Credit Quality
Nonperforming loans and leases as a percentage of LHFI	0.48%	0.39%	0.48%	0.47%	0.48%
Net charge-offs as a percentage of average LHFI	0.48	0.51	0.60	0.59	0.55	0.53%	0.59%
Allowance for loan and lease losses as a percentage of LHFI	1.54	1.54	1.58	1.59	1.60
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.2x	3.9x	3.3x	3.4x	3.3x
Average Balances
Assets	$541,825	$537,069	$531,630	$527,013	$519,415	$536,879	$525,747
Securities(3)	119,180	121,829	124,061	124,871	117,172	121,672	123,518
Loans and leases	322,070	313,841	307,528	304,609	304,578	314,533	307,186
Deposits	396,600	400,483	392,204	390,042	384,344	396,445	387,138
Common shareholders’ equity	59,141	58,327	58,125	57,754	58,667	58,535	55,245
Total shareholders’ equity	65,049	64,235	64,033	64,295	65,341	64,443	62,022
Period-End Balances
Assets	$543,851	$543,833	$535,899	$531,176	$523,434
Securities(3)	113,544	115,363	117,888	118,104	115,606
Loans and leases	325,663	319,999	309,752	307,771	304,362
Deposits	394,907	406,122	403,736	390,524	387,778
Common shareholders’ equity	59,739	58,933	58,728	57,772	59,023
Total shareholders’ equity	65,646	64,840	64,635	63,679	65,696
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	11.0%	11.0%	11.3%	11.5%	11.6%
Tier 1	12.3	12.3	12.7	12.9	13.2
Total	14.2	14.3	14.7	15.0	15.3
Leverage	10.2	10.2	10.3	10.5	10.8
Supplementary leverage	8.5	8.5	8.7	8.8	9.1
Liquidity coverage ratio	110	110	111	109	112
Applicable ratios are annualized.
(1)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this Quarterly Performance Summary or the appendix to Truist’s Third Quarter 2025 Earnings Presentation.
(2)This metric is calculated based on continuing operations.
(3)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2025	2024	2024	2025	2024
Interest Income
Interest and fees on loans and leases	$4,816	$4,657	$4,493	$4,634	$4,852	$13,966	$14,596
Interest on securities	941	961	975	994	869	2,877	2,512
Interest on other earning assets	529	536	520	551	631	1,585	1,779
Total interest income	6,286	6,154	5,988	6,179	6,352	18,428	18,887
Interest Expense
Interest on deposits	1,835	1,844	1,736	1,855	2,014	5,415	5,994
Interest on long-term debt	523	431	409	431	454	1,363	1,382
Interest on other borrowings	299	292	336	303	282	927	1,010
Total interest expense	2,657	2,567	2,481	2,589	2,750	7,705	8,386
Net Interest Income	3,629	3,587	3,507	3,590	3,602	10,723	10,501
Provision for credit losses	436	488	458	471	448	1,382	1,399
Net Interest Income After Provision for Credit Losses	3,193	3,099	3,049	3,119	3,154	9,341	9,102
Noninterest Income
Wealth management income	374	348	344	345	350	1,066	1,067
Investment banking and trading income	323	205	273	262	332	801	941
Card and payment related fees	225	232	220	231	222	677	676
Service charges on deposits	240	227	230	237	221	697	678
Mortgage banking income	118	107	108	117	106	333	315
Lending related fees	103	99	95	93	88	297	273
Operating lease income	45	47	53	47	49	145	158
Securities gains (losses)	—	(18)	(1)	(1)	—	(19)	(6,650)
Other income	130	153	70	139	115	353	259
Total noninterest income	1,558	1,400	1,392	1,470	1,483	4,350	(2,283)
Noninterest Expense
Personnel expense	1,726	1,653	1,587	1,587	1,628	4,966	4,919
Professional fees and outside processing	346	373	364	415	336	1,083	922
Software expense	233	231	230	232	222	694	664
Net occupancy expense	182	179	163	179	157	524	477
Equipment expense	90	89	82	112	84	261	261
Amortization of intangibles	72	73	75	84	84	220	261
Marketing and customer development	79	82	75	74	75	236	194
Operating lease depreciation	31	33	35	36	34	99	108
Regulatory costs	32	55	69	56	51	156	288
Restructuring charges	27	28	38	11	25	93	109
Other expense	196	190	188	249	231	574	771
Total noninterest expense	3,014	2,986	2,906	3,035	2,927	8,906	8,974
Earnings
Income (loss) before income taxes	1,737	1,513	1,535	1,554	1,710	4,785	(2,155)
Provision (benefit) for income taxes	285	273	274	265	271	832	(821)
Net income (loss) from continuing operations	1,452	1,240	1,261	1,289	1,439	3,953	(1,334)
Net income (loss) from discontinued operations	—	—	—	(13)	3	—	4,898
Net income	1,452	1,240	1,261	1,276	1,442	3,953	3,564
Noncontrolling interests from discontinuing operations	—	—	—	—	—	—	22
Preferred stock dividends and other	104	60	104	60	106	268	289
Net income available to common shareholders	$1,348	$1,180	$1,157	$1,216	$1,336	$3,685	$3,253
Earnings Per Common Share
Earnings per share-basic from continuing operations	$1.05	$0.91	$0.88	$0.93	$1.00	$2.85	$(1.21)
Earnings per share-basic	1.05	0.91	0.88	0.92	1.00	2.85	2.44
Earnings per share-diluted from continuing operations	1.04	0.90	0.87	0.92	0.99	2.82	(1.21)
Earnings per share-diluted	1.04	0.90	0.87	0.91	0.99	2.82	2.44
Weighted Average Shares Outstanding
Basic	1,280,571	1,292,292	1,307,457	1,317,017	1,334,212	1,293,341	1,335,812
Diluted	1,296,666	1,305,005	1,324,339	1,333,701	1,349,129	1,308,676	1,335,812

Consolidated Ending Balance Sheets - Five Quarter Trend

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2025	2025	2025	2024	2024
Assets
Cash and due from banks	$4,329	$5,157	$5,996	$5,793	$5,229
Interest-bearing deposits with banks	32,523	36,294	36,175	33,975	34,411
Securities borrowed or purchased under resale agreements	2,981	2,656	2,810	2,550	2,973
Trading assets at fair value	5,731	5,963	5,838	5,100	5,209
Securities available for sale at fair value	65,522	66,390	68,012	67,464	64,111
Securities held to maturity at amortized cost	48,022	48,973	49,876	50,640	51,495
Loans and leases:
Commercial:
Commercial and industrial	163,607	162,273	156,679	154,848	153,925
CRE	22,414	20,270	19,578	20,363	20,912
Commercial construction	8,027	8,277	8,766	8,520	7,980
Consumer:
Residential mortgage	57,623	57,828	56,099	55,599	53,963
Home equity	9,618	9,591	9,523	9,642	9,680
Indirect auto	25,490	24,558	23,628	23,089	22,508
Other consumer	32,070	31,122	29,537	29,395	29,282
Credit card	4,889	4,877	4,828	4,927	4,834
Total loans and leases held for investment	323,738	318,796	308,638	306,383	303,084
Loans held for sale	1,925	1,203	1,114	1,388	1,278
Total loans and leases	325,663	319,999	309,752	307,771	304,362
Allowance for loan and lease losses	(4,988)	(4,899)	(4,870)	(4,857)	(4,842)
Premises and equipment	3,176	3,197	3,168	3,225	3,251
Goodwill	17,125	17,125	17,125	17,125	17,125
Core deposit and other intangible assets	1,328	1,399	1,473	1,550	1,635
Loan servicing rights at fair value	3,776	3,612	3,628	3,708	3,499
Other assets	38,663	37,967	36,916	37,132	34,976
Total assets	$543,851	$543,833	$535,899	$531,176	$523,434
Liabilities
Deposits:
Noninterest-bearing deposits	$106,197	$106,442	$108,461	$107,451	$105,984
Interest checking	109,827	118,122	118,043	109,042	109,493
Money market and savings	135,931	133,891	136,777	137,307	134,349
Time deposits	42,952	47,667	40,455	36,724	37,952
Total deposits	394,907	406,122	403,736	390,524	387,778
Short-term borrowings	29,376	16,631	23,730	29,205	20,859
Long-term debt	41,729	44,427	32,030	34,956	36,770
Other liabilities	12,193	11,813	11,768	12,812	12,331
Total liabilities	478,205	478,993	471,264	467,497	457,738
Shareholders’ Equity:
Preferred stock	5,907	5,907	5,907	5,907	6,673
Common stock	6,396	6,447	6,548	6,580	6,638
Additional paid-in capital	34,278	34,620	35,178	35,628	36,020
Retained earnings	25,438	24,759	24,252	23,777	23,248
Accumulated other comprehensive loss	(6,373)	(6,893)	(7,250)	(8,213)	(6,883)
Total shareholders’ equity	65,646	64,840	64,635	63,679	65,696
Total liabilities and shareholders’ equity	$543,851	$543,833	$535,899	$531,176	$523,434

Average Balances and Rates - Quarters

	Quarter Ended
	September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024			September 30, 2024
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,351	$174	5.18%	$14,034	$181	5.20%	$14,867	$191	5.19%	$14,387	$196	5.40%	$12,986	$151	4.65%
U.S. government-sponsored entities (GSE)	458	4	3.86	463	5	3.73	462	4	3.75	412	3	3.42	377	4	3.41
Mortgage-backed securities issued by GSE	104,998	760	2.89	106,947	772	2.89	108,345	777	2.87	109,644	792	2.89	103,374	711	2.75
States and political subdivisions	358	3	4.19	370	4	4.20	370	4	4.20	411	5	4.14	417	3	4.14
Other	15	1	4.50	15	—	4.53	17	—	4.72	17	—	5.16	18	1	5.18
Total securities	119,180	942	3.16	121,829	962	3.16	124,061	976	3.16	124,871	996	3.19	117,172	870	2.97
Loans and leases:
Commercial:
Commercial and industrial	162,207	2,312	5.66	158,491	2,262	5.72	155,214	2,184	5.70	153,209	2,293	5.95	154,102	2,482	6.41
CRE	21,171	336	6.25	19,687	308	6.22	19,832	302	6.12	20,504	337	6.47	21,481	373	6.88
Commercial construction	8,258	139	6.84	8,613	144	6.85	8,734	145	6.84	8,261	147	7.26	7,870	152	7.79
Consumer:
Residential mortgage	57,676	598	4.15	56,789	579	4.08	55,658	562	4.04	54,390	536	3.94	53,999	525	3.89
Home equity	9,588	182	7.51	9,586	178	7.47	9,569	177	7.48	9,675	189	7.78	9,703	196	8.04
Indirect auto	24,964	459	7.29	24,158	441	7.32	23,248	412	7.19	22,790	411	7.19	22,121	399	7.18
Other consumer	31,714	668	8.36	30,387	634	8.37	29,291	602	8.33	29,355	606	8.21	29,015	603	8.26
Credit card	4,915	146	11.74	4,890	139	11.35	4,849	138	11.60	4,926	143	11.54	4,874	150	12.20
Total loans and leases held for investment	320,493	4,840	6.00	312,601	4,685	6.01	306,395	4,522	5.97	303,110	4,662	6.12	303,165	4,880	6.41
Loans held for sale	1,577	24	6.18	1,240	19	6.15	1,133	17	5.93	1,499	21	5.87	1,413	24	6.49
Total loans and leases	322,070	4,864	6.00	313,841	4,704	6.01	307,528	4,539	5.97	304,609	4,683	6.12	304,578	4,904	6.41
Interest earning trading assets	5,991	86	5.70	5,896	88	5.98	5,628	80	5.72	5,462	79	5.86	5,454	84	6.05
Other earning assets(3)	38,765	445	4.50	39,417	448	4.51	38,997	441	4.53	37,697	472	4.91	38,933	549	5.54
Total earning assets	486,006	6,337	5.18	480,983	6,202	5.16	476,214	6,036	5.12	472,639	6,230	5.25	466,137	6,407	5.47
Nonearning assets	55,819			56,086			55,416			54,374			53,278
Total assets	$541,825			$537,069			$531,630			$527,013			$519,415
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$109,244	677	2.46	$116,193	726	2.51	$109,208	640	2.37	$107,075	679	2.52	$103,899	732	2.80
Money market and savings	136,515	755	2.19	135,607	751	2.22	136,897	743	2.20	138,242	838	2.41	136,639	914	2.66
Time deposits	45,090	403	3.54	41,997	367	3.50	40,204	353	3.56	36,757	338	3.66	37,726	368	3.88
Total interest-bearing deposits	290,849	1,835	2.50	293,797	1,844	2.52	286,309	1,736	2.46	282,074	1,855	2.62	278,264	2,014	2.88
Short-term borrowings	26,796	299	4.42	26,241	292	4.47	30,332	336	4.49	25,006	303	4.81	20,781	282	5.41
Long-term debt	41,458	523	5.04	34,213	431	5.02	32,418	409	5.05	34,133	431	5.06	35,318	454	5.13
Total interest-bearing liabilities	359,103	2,657	2.94	354,251	2,567	2.91	349,059	2,481	2.88	341,213	2,589	3.02	334,363	2,750	3.27
Noninterest-bearing deposits	105,751			106,686			105,895			107,968			106,080
Other liabilities	11,922			11,897			12,643			13,537			13,631
Shareholders’ equity	65,049			64,235			64,033			64,295			65,341
Total liabilities and shareholders’ equity	$541,825			$537,069			$531,630			$527,013			$519,415
Average interest-rate spread			2.24			2.25			2.24			2.23			2.20

Net interest income/ net interest margin - taxable equivalent		$3,680	3.01%		$3,635	3.02%		$3,555	3.01%		$3,641	3.07%		$3,657	3.12%
Taxable-equivalent adjustment		51			48			48			51			55
Net interest income		$3,629			$3,587			$3,507			$3,590			$3,602
Memo: Total deposits	$396,600	1,835	1.84%	$400,483	1,844	1.85%	$392,204	1,736	1.79%	$390,042	1,855	1.89%	$384,344	2,014	2.08%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts are on a taxable-equivalent basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	September 30, 2025			September 30, 2024
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$14,078	$546	5.19%	$11,332	$289	3.41%
U.S. government-sponsored entities (GSE)	461	13	3.78	383	10	3.36
Mortgage-backed securities issued by GSE	106,752	2,309	2.88	109,654	2,166	2.63
States and political subdivisions	366	11	4.20	419	12	4.14
Non-agency mortgage-backed	—	—	—	1,712	37	2.85
Other	15	1	4.59	18	1	5.28
Total securities	121,672	2,880	3.16	123,518	2,515	2.72
Loans and leases:
Commercial:
Commercial and industrial	158,663	6,758	5.69	156,501	7,604	6.49
CRE	20,235	946	6.20	21,948	1,143	6.92
Commercial construction	8,533	428	6.84	7,551	436	7.82
Consumer:
Residential mortgage	56,715	1,739	4.09	54,518	1,578	3.86
Home equity	9,581	537	7.49	9,812	587	7.99
Indirect auto	24,129	1,312	7.27	22,170	1,152	6.94
Other consumer	30,474	1,904	8.36	28,545	1,745	8.17
Credit card	4,885	423	11.57	4,900	444	12.10
Total loans and leases held for investment	313,215	14,047	5.99	305,945	14,689	6.41
Loans held for sale	1,318	60	6.09	1,241	61	6.49
Total loans and leases	314,533	14,107	5.99	307,186	14,750	6.41
Interest earning trading assets	5,840	254	5.80	5,272	247	6.21
Other earning assets(3)	39,059	1,334	4.51	36,261	1,536	5.58
Total earning assets	481,104	18,575	5.15	472,237	19,048	5.38
Nonearning assets	55,775			50,114
Assets of discontinued operations	—			3,396
Total assets	$536,879			$525,747
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$111,548	2,043	2.45	$103,777	2,123	2.73
Money market and savings	136,339	2,249	2.21	135,537	2,619	2.58
Time deposits	42,448	1,123	3.54	40,295	1,252	4.15
Total interest-bearing deposits	290,335	5,415	2.49	279,609	5,994	2.86
Short-term borrowings	27,777	927	4.46	24,329	1,010	5.55
Long-term debt	36,063	1,363	5.04	37,579	1,382	4.90
Total interest-bearing liabilities	354,175	7,705	2.91	341,517	8,386	3.28
Noninterest-bearing deposits	106,110			107,529
Other liabilities	12,151			13,278
Liabilities of discontinued operations	—			1,401
Shareholders’ equity	64,443			62,022
Total liabilities and shareholders’ equity	$536,879			$525,747
Average interest-rate spread			2.24			2.10

Net interest income/ net interest margin - taxable equivalent		$10,870	3.01%		$10,662	3.01%
Taxable-equivalent adjustment		147			161
Net interest income		$10,723			$10,501
Memo: Total deposits	$396,445	5,415	1.83%	$387,138	5,994	2.07%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts are on a taxable-equivalent basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2025	2025	2025	2024	2024
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$800	$520	$586	$521	$575
CRE	98	128	294	298	302
Commercial construction	42	1	2	3	1
Consumer:
Residential mortgage	196	191	179	166	156
Home equity	103	107	114	116	118
Indirect auto	247	240	248	259	252
Other consumer	66	64	65	66	63
Total nonaccrual loans and leases held for investment	1,552	1,251	1,488	1,429	1,467
Loans held for sale	19	12	77	—	5
Total nonaccrual loans and leases	1,571	1,263	1,565	1,429	1,472
Foreclosed real estate	4	4	4	3	3
Other foreclosed property	54	49	49	45	53
Total nonperforming assets	$1,629	$1,316	$1,618	$1,477	$1,528
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$3	$2	$5	$19	$5
CRE	—	—	—	1	—
Consumer:
Residential mortgage - government guaranteed	438	424	468	430	394
Residential mortgage - nonguaranteed	41	41	62	51	39
Home equity	6	6	6	9	7
Indirect auto	—	—	—	—	—
Other consumer	27	24	23	23	22
Credit card	69	49	52	54	51
Total loans 90 days past due and still accruing	$584	$546	$616	$587	$518
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$73	$122	$118	$168	$116
CRE	6	34	12	60	10
Commercial construction	5	15	—	3	4
Consumer:
Residential mortgage - government guaranteed	327	330	284	318	305
Residential mortgage - nonguaranteed	344	365	347	401	366
Home equity	54	54	57	60	63
Indirect auto	620	582	484	622	596
Other consumer	241	239	246	236	233
Credit card	73	70	71	81	76
Total loans 30-89 days past due	$1,743	$1,811	$1,619	$1,949	$1,769

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2025	2025	2025	2024	2024
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.54%	0.57%	0.52%	0.64%	0.58%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.18	0.17	0.20	0.19	0.17
Nonperforming loans and leases as a percentage of loans and leases	0.48	0.39	0.48	0.47	0.48
Nonperforming loans and leases as a percentage of loans and leases(1)	0.48	0.39	0.51	0.46	0.48
Nonperforming assets as a percentage of:
Total assets(1)	0.30	0.24	0.30	0.28	0.29
Loans and leases plus foreclosed property	0.50	0.41	0.50	0.48	0.50
Net charge-offs as a percentage of average loans and leases	0.48	0.51	0.60	0.59	0.55
Allowance for loan and lease losses as a percentage of loans and leases	1.54	1.54	1.58	1.59	1.60
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.3X	3.1X	2.6X	2.7X	2.9X
Nonperforming loans and leases	3.2X	3.9X	3.3X	3.4X	3.3X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.04%	0.05%	0.05%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended Sept. 30
				2025	2024
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.53%	0.59%
Ratio of allowance for loan and lease losses to net charge-offs				3.0X	2.7X
Applicable ratios are annualized.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
(Dollars in millions)	2025	2025	2025	2024	2024	2025	2024
Allowance for Credit Losses
Beginning balance	$5,253	$5,166	$5,161	$5,140	$5,110	$5,161	$5,093
Provision for credit losses	436	488	458	471	448	1,382	1,399
Charge-offs:
Commercial:
Commercial and industrial	(98)	(120)	(102)	(119)	(96)	(320)	(276)
CRE	(25)	(38)	(70)	(51)	(65)	(133)	(265)
Consumer:
Residential mortgage	(1)	(1)	(1)	(1)	—	(3)	(2)
Home equity	(2)	(4)	(2)	(2)	(1)	(8)	(7)
Indirect auto	(150)	(127)	(154)	(158)	(143)	(431)	(433)
Other consumer	(155)	(146)	(154)	(148)	(152)	(455)	(458)
Credit card	(49)	(70)	(74)	(74)	(71)	(193)	(222)
Total charge-offs	(480)	(506)	(557)	(553)	(528)	(1,543)	(1,663)
Recoveries:
Commercial:
Commercial and industrial	20	31	24	15	26	75	72
CRE	2	3	7	17	5	12	17
Commercial construction	—	1	—	—	1	1	2
Consumer:
Residential mortgage	2	—	2	2	1	4	4
Home equity	5	4	4	3	4	13	13
Indirect auto	25	28	25	24	38	78	96
Other consumer	31	31	30	28	26	92	82
Credit card	10	12	11	11	9	33	27
Total recoveries	95	110	103	100	110	308	313
Net charge-offs	(385)	(396)	(454)	(453)	(418)	(1,235)	(1,350)
Other	1	(5)	1	3	—	(3)	(2)
Ending balance	$5,305	$5,253	$5,166	$5,161	$5,140	$5,305	$5,140
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,988	$4,899	$4,870	$4,857	$4,842
Reserve for unfunded lending commitments (RUFC)	317	354	296	304	298
Allowance for credit losses	$5,305	$5,253	$5,166	$5,161	$5,140

	Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
	2025	2025	2025	2024	2024	2025	2024
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.19%	0.22%	0.20%	0.27%	0.18%	0.21%	0.17%
CRE	0.44	0.71	1.29	0.66	1.12	0.80	1.51
Commercial construction	(0.03)	(0.02)	(0.02)	(0.02)	(0.01)	(0.02)	(0.03)
Consumer:
Residential mortgage	—	—	—	(0.01)	(0.01)	—	(0.01)
Home equity	(0.11)	(0.04)	(0.07)	(0.07)	(0.11)	(0.07)	(0.07)
Indirect auto	1.99	1.63	2.26	2.33	1.89	1.96	2.03
Other consumer	1.55	1.54	1.71	1.63	1.73	1.60	1.76
Credit card	3.13	4.84	5.21	5.10	5.04	4.38	5.31
Total loans and leases	0.48	0.51	0.60	0.59	0.55	0.53	0.59
Applicable ratios are annualized.

Segment Financial Performance - Preliminary

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2025	2025	2025	2024	2024
Consumer and Small Business Banking
Net interest income (expense)	$1,564	$1,490	$1,429	$1,392	$1,348
Net intersegment interest income (expense)	888	868	855	1,103	1,182
Segment net interest income (expense)	2,452	2,358	2,284	2,495	2,530
Allocated provision for credit losses	400	384	328	347	353
Noninterest income	530	519	503	535	506
Personnel expense	426	414	415	413	406
Amortization of intangibles	38	39	39	45	45
Restructuring charges	4	1	—	1	1
Other direct noninterest expense	267	276	271	303	294
Direct noninterest expense	735	730	725	762	746
Expense allocations	969	969	938	979	917
Total noninterest expense	1,704	1,699	1,663	1,741	1,663
Income (loss) before income taxes	878	794	796	942	1,020
Provision (benefit) for income taxes	215	193	194	227	244
Segment net income (loss)	$663	$601	$602	$715	$776

Wholesale Banking
Net interest income (expense)	$2,035	$1,878	$1,890	$1,973	$2,101
Net intersegment interest income (expense)	(366)	(214)	(294)	(372)	(512)
Segment net interest income (expense)	1,669	1,664	1,596	1,601	1,589
Allocated provision for credit losses	36	104	131	123	96
Noninterest income	1,143	943	948	1,038	1,047
Personnel expense	592	569	557	560	578
Amortization of intangibles	34	34	36	39	39
Restructuring charges	7	7	1	4	9
Other direct noninterest expense	199	203	194	208	182
Direct noninterest expense	832	813	788	811	808
Expense allocations	487	521	520	492	432
Total noninterest expense	1,319	1,334	1,308	1,303	1,240
Income (loss) before income taxes	1,457	1,169	1,105	1,213	1,300
Provision (benefit) for income taxes	307	236	221	240	260
Segment net income (loss)	$1,150	$933	$884	$973	$1,040

Other, Treasury & Corporate(1)
Net interest income (expense)	$30	$219	$188	$225	$153
Net intersegment interest income (expense)	(522)	(654)	(561)	(731)	(670)
Segment net interest income (expense)	(492)	(435)	(373)	(506)	(517)
Allocated provision for credit losses	—	—	(1)	1	(1)
Noninterest income	(115)	(62)	(59)	(103)	(70)
Personnel expense	708	670	615	614	644
Amortization of intangibles	—	—	—	—	—
Restructuring charges	16	20	37	6	15
Other direct noninterest expense	723	753	741	842	714
Direct Noninterest Expense	1,447	1,443	1,393	1,462	1,373
Expense Allocations	(1,456)	(1,490)	(1,458)	(1,471)	(1,349)
Total noninterest expense	(9)	(47)	(65)	(9)	24
Income (loss) before income taxes	(598)	(450)	(366)	(601)	(610)
Provision (benefit) for income taxes	(237)	(156)	(141)	(202)	(233)
Segment net income (loss)	$(361)	$(294)	$(225)	$(399)	$(377)

Total Truist Financial Corporation
Net interest income (expense)	$3,629	$3,587	$3,507	$3,590	$3,602
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,629	3,587	3,507	3,590	3,602
Allocated provision for credit losses	436	488	458	471	448
Noninterest income	1,558	1,400	1,392	1,470	1,483
Personnel expense	1,726	1,653	1,587	1,587	1,628
Amortization of intangibles	72	73	75	84	84
Restructuring charges	27	28	38	11	25
Other direct noninterest expense	1,189	1,232	1,206	1,353	1,190
Direct Noninterest Expense	3,014	2,986	2,906	3,035	2,927
Expense Allocations	—	—	—	—	—
Total noninterest expense	3,014	2,986	2,906	3,035	2,927
Income before income taxes	1,737	1,513	1,535	1,554	1,710
Provision for income taxes	285	273	274	265	271
Net Income from continuing operations	$1,452	$1,240	$1,261	$1,289	$1,439
(1)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2025	2024	2024
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$48,031	$47,678	$47,767	$48,225	$48,076
Tier 1	53,935	53,582	53,671	54,128	54,746
Total	62,377	62,119	62,349	62,583	63,349
Risk-weighted assets	438,467	434,609	424,059	418,337	414,828
Average quarterly assets for leverage ratio	529,861	525,567	519,981	515,830	508,280
Average quarterly assets for supplementary leverage ratio	635,190	626,855	619,992	612,764	600,000
Risk-based capital ratios:
Common equity tier 1	11.0%	11.0%	11.3%	11.5%	11.6%
Tier 1	12.3	12.3	12.7	12.9	13.2
Total	14.2	14.3	14.7	15.0	15.3
Leverage capital ratio	10.2	10.2	10.3	10.5	10.8
Supplementary leverage	8.5	8.5	8.7	8.8	9.1
Common equity per common share	$46.70	$45.70	$44.85	$43.90	$44.46

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2025	2025	2025	2024	2024
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$65,646	$64,840	$64,635	$63,679	$65,696
Less:
Preferred stock	5,907	5,907	5,907	5,907	6,673
Intangible assets, net of deferred taxes (including discontinued operations)	18,076	18,143	18,203	18,274	18,350
Tangible common equity	$41,663	$40,790	$40,525	$39,498	$40,673

Outstanding shares at end of period (in thousands)	1,279,246	1,289,435	1,309,539	1,315,936	1,327,521
Tangible common equity per common share	$32.57	$31.63	$30.95	$30.01	$30.64

Total assets	$543,851	$543,833	$535,899	$531,176	$523,434
Less: Intangible assets, net of deferred taxes (including discontinued operations prior to the sale of TIH)	18,076	18,143	18,203	18,274	18,350
Tangible assets	$525,775	$525,690	$517,696	$512,902	$505,084

Equity as a percentage of total assets	12.1%	11.9%	12.1%	12.0%	12.6%
Tangible common equity as a percentage of tangible assets	7.9	7.8	7.8	7.7	8.1
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2025	2025	2025	2024	2024
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$22	$25	$19	$25	$25
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	74	72	87	83	80
Net MSRs valuation	9	1	(4)	(5)	(7)
Total residential mortgage servicing income	83	73	83	78	73
Total residential mortgage income	105	98	102	103	98
Commercial mortgage income:
Commercial mortgage production revenue	10	6	2	12	6
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	4	3	4	4	3
Net MSRs valuation	(1)	—	—	(2)	(1)
Total commercial mortgage servicing income	3	3	4	2	2
Total commercial mortgage income	13	9	6	14	8
Total mortgage banking income	$118	$107	$108	$117	$106
Other Mortgage Banking Information
Residential mortgage loan originations	$4,743	$5,855	$3,626	$4,745	$3,726
Residential mortgage servicing portfolio:(1)
Loans serviced for others	221,274	213,002	216,148	218,475	221,143
Bank-owned loans serviced	58,396	57,748	55,120	54,937	54,281
Total servicing portfolio	279,670	270,750	271,268	273,412	275,424
Weighted-average coupon rate on mortgage loans serviced for others	3.75%	3.70%	3.68%	3.65%	3.62%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.28	0.28	0.28	0.28

Additional Information
Brokered deposits(2)	$28,423	$30,008	$27,585	$28,085	$27,671

NQDCP income (expense):(3)
Interest income	$1	$—	$—	$4	$1
Other income	17	21	(6)	(2)	12
Personnel expense	(18)	(21)	6	(2)	(13)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$47.46	$43.25	$48.53	$49.06	$45.31
Low	41.98	33.56	39.41	41.08	37.85
End of period	45.72	42.99	41.15	43.38	42.77
Banking offices	1,927	1,927	1,928	1,928	1,930
ATMs	2,837	2,847	2,861	2,901	2,928
FTEs(4)	38,534	37,996	37,529	37,661	37,867
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS(2)
Selected Items
Third Quarter 2025
Restructuring charges	$(27)	$(21)	$(0.02)
Second Quarter 2025
Restructuring charges	$(28)	$(21)	$(0.02)
Loss on sale of securities (securities gains (losses))	(18)	(13)	(0.01)
First Quarter 2025
Restructuring charges	$(38)	$(29)	$(0.02)
Fourth Quarter 2024
Restructuring charges	$(11)	$(9)	$(0.01)
FDIC special assessment (regulatory costs)	8	6	—
Third Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$36	$16	$0.01
Restructuring charges	(25)	(19)	(0.01)
FDIC special assessment (regulatory costs)	16	13	0.01
Second Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$6,903	$4,814	$3.60
Loss on sale of securities (securities gains (losses))	(6,650)	(5,089)	(3.80)
Charitable contribution (other expense)	(150)	(115)	(0.09)
Restructuring charges ($33 million in restructuring charges and $63 million in net income from discontinued operations)	(96)	(73)	(0.05)
FDIC special assessment (regulatory costs)	(13)	(11)	(0.01)
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	(10)	(8)	(0.01)
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)	$(0.05)
FDIC special assessment (regulatory costs)	(75)	(57)	(0.04)
Restructuring charges ($51 million in restructuring charges and $19 million in net income from discontinued operations)	(70)	(53)	(0.04)
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s Third Quarter 2025 Earnings Presentation.
(2)Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted EPS due to rounding.